Exhibit 99.1

PLAN OF DISTRIBUTION
On June 8, 2020, VICI Properties Inc. and the Operating Partnership entered into an amendment of our equity distribution agreement (as so amended, the “equity distribution agreement”) with Citigroup Global Markets Inc., BofA Securities, Inc., Deutsche Bank Securities Inc., Evercore Group L.L.C., Robert W. Baird & Co. Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, Ladenburg Thalmann & Co. Inc., Nomura Securities International, Inc. and Morgan Stanley & Co. LLC., relating to the issuance and sale of shares of our common stock offered by the prospectus supplement dated December 19, 2018 (the “prospectus supplement”) and the accompanying prospectus dated October 1, 2018 (the “prospectus”), in order to add Morgan Stanley & Co. LLC as a Manager under the equity distribution agreement. References to a “Manager” or the “Managers” in the prospectus supplement include Morgan Stanley & Co. LLC. In accordance with the terms of the equity distribution agreement, we may, at our discretion, offer and sell shares of our common stock having an aggregate gross sales price of up to $750,000,000 from time to time through one or more of the Managers, acting as our sales agent, or directly to one or more of the Managers, acting as principal, in each case acting severally and not jointly. As a result of sales prior to the date of the amendment of our equity distribution agreement, as of June 8, 2020, shares of our common stock having an aggregate gross sales price of up to approximately $418,000,916 remain available for offer and sale under the equity distribution agreement pursuant to the prospectus supplement and the accompanying prospectus.
Sales, if any, of our common stock made through the Managers, as contemplated by the prospectus supplement and the accompanying prospectus, may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act, including ordinary brokers’ transactions on the NYSE at market prices, sales made to or through a market maker, in block transactions or by any other method permitted by law, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, or as otherwise agreed by us and the applicable Manager. As sales agents, the Managers will not engage in any transactions that stabilize the price of our common stock.
Upon its acceptance of instructions from us, the applicable Manager will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulation to solicit offers to purchase shares of our common stock, as our sales agent and on the terms and subject to the conditions set forth in the equity distribution agreement. If we elect to offer shares of our common stock, we will instruct the applicable Manager as to the maximum number of shares of our common stock to be sold by it daily, as our sales agent, and a minimum sales price. We may instruct the applicable Manager not to sell shares of our common stock if the sales cannot be effected at or above the price designated by us in any instruction. Any shares of our common stock offered and sold through the Managers, as our sales agents, pursuant to the equity distribution agreement will be offered and sold through only one Manager on any given day. We, or any of the Managers as to itself, may suspend the offering of shares of our common stock at any time upon proper notice to the other party.
The applicable Manager will provide written confirmation to us promptly following the close of trading on the NYSE each trading day on which shares of our common stock are sold under the equity distribution agreement. Each confirmation will include the number of shares of our common stock sold on such trading day, the gross sales price, the net proceeds to us and the compensation payable by us to the applicable Manager in connection with the sales.
We will pay each Manager a commission not to exceed 2.0% of the gross sales price of any of our common stock sold through the Manager, as our sales agent, under the equity distribution agreement. The remaining sales proceeds, after deducting any transaction fees, transfer taxes or similar taxes or fees imposed by any governmental, regulatory or self-regulatory organization in respect of any such sales, will be our net proceeds (before the expenses referred to in the next paragraph) from any sale of shares of our common stock in this offering.
We estimate that the total expenses paid or payable by us, from commencement through termination of the program, to offer shares of our common stock described in the prospectus supplement, excluding commissions payable to the Managers and any discounts payable to the Managers and any other deductions described in the paragraph above, will be approximately $1,000,000.

Under the terms of the equity distribution agreement, we may, if agreed to by the Managers, also sell shares of our common stock to one or more of the Managers, as principal for its own account, at a price per share and on such other terms to be agreed upon at the time of sale. However, the Managers have no obligation to agree to purchase shares of our common stock as principal.
Settlement for sales of our common stock under the equity distribution agreement will occur on the second trading day following the date on which any sales are made, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.
We will report at least quarterly the number of shares of our common stock sold through the Managers, as our sales agents, under the equity distribution agreement, the net proceeds to us and the compensation paid by us to the Managers in connection with the sales of our common stock during the relevant period.
We and the Managers have determined that shares of our common stock are “actively-traded securities” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by Rule 101(c)(1) of Regulation M. If we or a Manager has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied, that party will promptly notify the other and sales of our common stock under the equity distribution agreement will be suspended until that or other exemptive provisions have been satisfied in the judgment of us and the Managers.
In connection with the sale of common stock on our behalf, the Managers may be deemed to be “underwriters” within the meaning of the Securities Act, and the compensation of the Managers may be deemed to be underwriting discounts or commissions. We have agreed to provide indemnification and contribution to each of the Managers against certain liabilities, including civil liabilities under the Securities Act.

The offering of shares of our common stock pursuant to the equity distribution agreement will terminate upon the earlier of (1) the sale of shares of our common stock subject to the equity distribution agreement having an aggregate gross sales price of $750,000,000 or (2) the termination of the equity distribution agreement. The equity distribution agreement may be terminated by the applicable Manager, as to itself, or us at any time.
Our common stock is listed on the NYSE under the symbol “VICI.”
Conflicts of Interest
As described under “Use of Proceeds” in the prospectus supplement, any net proceeds from this offering may be used to repay some of our outstanding indebtedness or repurchase debt securities issued by us. Affiliates of some or all of the Managers are or may in the future be lenders and/or agents under indebtedness that we may incur from time to time, and the Managers and their respective affiliates also may from time to time hold debt securities or other indebtedness of ours. As described under “Use of Proceeds” in the prospectus supplement, any net proceeds we receive from this offering may be used to repay indebtedness or repurchase debt securities issued by us. To the extent any net proceeds from this offering are applied to repay any current or future indebtedness of ours for which any of the Managers or any of their respective affiliates serve as a lender, or to the extent we repurchase debt securities that are held by any of the Managers or any of their respective affiliates, such Managers or affiliates, as the case may be, will receive proceeds from this offering through the repayment or repurchase of that indebtedness.
Other Relationships
Some or all of the Managers and/or their respective affiliates have engaged in, and may in the future engage in, investment banking, commercial banking, financial advisory and other commercial dealings in the ordinary course of business with us or our affiliates, for which they have received, or may in the future receive, customary fees and commissions.
In addition, in the ordinary course of their various business activities, the Managers and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The Managers and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.